American Century Investment Trust Statement of Additional Information Supplement
Supplement dated April 14, 2023 ■ Statement of Additional Information dated August 1, 2022

The following changes are effective February 14, 2023:

Strategic Income Fund is renamed Multisector Income Fund. All references to Strategic Income are replaced with Multisector Income.

The following replaces the management fee schedule entry for Strategic Income Fund on page 47 of the Statement of Additional Information:

Fund	Class	Management Fee Rate
Multisector Income Fund	Investor, A, C and R	0.550%
	I	0.450%
	Y and R5	0.350%
	R6	0.300%

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